UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

FAT Brands Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38250	82-1302696
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9720 Wilshire Blvd., Suite 500 Beverly Hills, CA	90212
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 319-1850

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FAT	The Nasdaq Stock Market LLC
Class B Common Stock	FATBB	The Nasdaq Stock Market LLC
Series B Cumulative Preferred Stock	FATBP	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	FATBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K previously filed by Fat Brands, Inc. (the “Company”) on July 26, 2021. This Current Report on Form 8-K/A includes the financial statements that had been omitted from the previously filed Current Report on Form 8-K as permitted by Item 9.01(a) and (b) of Form 8-K.

On July 22, 2021, FAT Brands Inc. (the “Company”) acquired GFG Holding Inc. (“GFG”) from LS Global Franchise L.P. GFG and its subsidiaries, franchise and operate a portfolio of five quick service restaurant concepts – Round Table Pizza, Great American Cookies, Hot Dog on a Stick, Marble Slab Creamery and Pretzelmaker. GFG also owns and operates a manufacturing and production facility which supplies franchisees with cookie dough, pretzel dry mix and other ancillary products.

The Company is filing this Current Report on Form 8-K/A to provide certain financial statements of GFG and unaudited pro forma financial information of GFG and the Company required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of GFG and its subsidiaries as of and for the fiscal years ended December 31, 2020 and 2019, including the notes to such consolidated financial statements and the report of BDO LLP, are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

The unaudited interim consolidated condensed financial statements of GFG and its subsidiaries as of and for the six months ended June 30, 2021 and 2020, including the notes to such consolidated financial statements, are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and are incorporated by reference herein.

(b)	Pro forma Financial Information

The unaudited pro forma combined financial information included with this Current Report on Form 8-K/A as Exhibit 99.3 give effect to the acquisition of GFG and its subsidiaries and the related debt and equity financings (collectively, the “Transactions”), including the pro forma adjustments intended to illustrate the estimated effects of the Transactions.

The unaudited pro forma condensed combined statements of operations for the fiscal year ended December 27, 2020 combine the historical consolidated statements of operations for the fiscal year ended December 27, 2020 of the Company and the pre-acquisition historical consolidated statements of operations of GFG for the year ended December 31, 2020, giving effect to the Transactions as if they had occurred on December 30, 2019, the beginning of the period presented.

The unaudited pro forma condensed combined statements of operations for the twenty-six weeks ended June 27, 2021 combine the historical consolidated statements of operations for the twenty-six weeks ended June 27, 2021 of the Company and the pre-acquisition historical consolidated statements of operations of GFG for the six months ended June 30, 2021, giving effect to the Transactions as if they had occurred on December 30, 2019.

The unaudited pro forma combined balance sheet as of June 27, 2021 combines the historical consolidated balance sheet of the Company as of June 27, 2021 and the historical consolidated pre-acquisition balance sheet of GFG as of June 30, 2021, giving effect to the Transactions as if they had occurred on June 27, 2021.

The unaudited pro forma combined financial statements are based on various adjustments and assumptions and are not necessarily indicative of what the Company’s consolidated statements of operations or consolidated balance sheet would have been had the Transactions been completed as of the dates indicated or will be for any future periods. The unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the Company following the completion of the Transactions.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of BDO USA LLP

99.1	Audited Consolidated Financial Statements for GFG Holding, Inc. and subsidiaries as of and for the years ended December 31, 2020 and 2019

99.2	Interim Condensed Consolidated Condensed Financial Statements for GFG Holding, Inc. and subsidiaries as of and for the six months ended June 30, 2021 and 2020 (Unaudited)

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 27, 2020 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 27, 2020 and the six months ended June 27, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 5, 2021

FAT Brands Inc.

By:	/s/ Kenneth J. Kuick
Kenneth J. Kuick
Chief Financial Officer